SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2016

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215 (Commission File Number)	16-1387862 (I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ (Address of principal executive offices)	07940 (Zip Code)
(973) 520-2700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2016, Quest Diagnostics Incorporated (the “Company”) issued $500,000,000 aggregate principal amount of 3.450% Senior Notes due 2026 (the “Notes”).

The Company will pay interest on the Notes on June 1 and December 1 of each year, beginning on December 1, 2016.

The Notes will mature on June 1, 2026. The Notes will be the senior unsecured obligations of the Company and will rank equally with the Company’s other and future senior unsecured obligations. The Notes will not be entitled to the benefit of any sinking fund.

The Notes were issued pursuant to an indenture dated as of June 27, 2001 among the Company, the guarantors (as defined therein) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the first through fifteenth supplemental indentures of various dates, among the Company, the Trustee and the subsidiary guarantors party thereto, as supplemented by the sixteenth supplement indenture dated as of March 17, 2014, between the Company and the Trustee, as supplemented by a seventeenth supplemental indenture dated as of March 10, 2015, between the Company and the Trustee, and as further supplemented by an eighteenth supplemental indenture dated as of May 26, 2016 (collectively, the “Indenture”). The Indenture contains covenants that, among other things, will limit the ability of the Company and any subsidiary guarantors to create certain liens; enter into certain sale and leaseback transactions; consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries on a consolidated basis; incur indebtedness of non-guarantor subsidiaries; and make restricted payments to certain non-guarantor subsidiaries. The Indenture provides for customary events of default. Upon a change of control triggering event (as defined in the Indenture), the Company will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the applicable agreements, each of which is included as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the opinion of Shearman & Sterling LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Report.

Item 8.01 Other Events

On May 23, 2016, the Company issued a press release announcing a proposed senior notes offering (the “Offering”). A copy of the press release, dated May 23, 2016, announcing the Offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

In connection with the Offering, on May 23, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, on behalf of themselves and the other underwriters named therein. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated May 23, 2016
4.1
Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2
First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Initial Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.3
Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Additional Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 26, 2001) and incorporated herein by reference)

4.4
Third Supplemental Indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference)

4.5
Fourth Supplemental Indenture, dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference)

4.6
Fifth Supplemental Indenture, dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

4.7
Sixth Supplemental Indenture, dated as of October 31, 2005, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: October 31, 2005) and incorporated herein by reference)

4.8
Seventh Supplemental Indenture, dated as of November 21, 2005, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 21, 2005) and incorporated herein by reference)

4.9
Eighth Supplemental Indenture, dated as of July 31, 2006, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: July 31, 2006) and incorporated herein by reference)

4.10
Ninth Supplemental Indenture, dated as of September 30, 2006, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: September 30, 2006) and incorporated herein by reference)

4.11
Tenth Supplemental Indenture, dated as of June 22, 2007, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.12
Eleventh Supplemental Indenture, dated as of June 22, 2007, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.13
Twelfth Supplemental Indenture, dated as of June 25, 2007, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.14
Thirteenth Supplemental Indenture, dated as of November 17, 2009, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 17, 2009) and incorporated herein by reference)

4.15
Fourteenth Supplemental Indenture, dated as of March 24, 2011, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 21, 2011) and incorporated herein by reference)

4.16
Fifteenth Supplemental Indenture, dated as of November 30, 2011, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s 2011 annual report on Form 10-K and incorporated herein by reference)

4.17
Sixteenth Supplemental Indenture, dated as of March 17, 2014, between the Company and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 12, 2014) and incorporated herein by reference)

4.18
Seventeenth Supplemental Indenture, dated as of March 10, 2015, between the Company and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 5, 2015) and incorporated herein by reference)

4.19	Eighteenth Supplemental Indenture, dated as of May 26, 2016, between the Company and the Trustee
4.20	Form of the Company’s 3.450% Senior Note due 2026 (incorporated by reference from Exhibit A to Exhibit 4.19 hereof)
5.1	Opinion of Shearman & Sterling LLP, counsel to the Company
12.1	Computation of Ratio of Earnings to Fixed Charges (filed as an Exhibit to the Company’s registration statement on Form S-3 filed on May 13, 2016 and incorporated herein by reference)
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)
99.1	Press Release Announcing the Offering, dated May 23, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 26, 2016

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated May 23, 2016
4.1
Indenture dated as of June 27, 2001, among the Company, the Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.2
First Supplemental Indenture, dated as of June 27, 2001, among the Company, the Initial Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 27, 2001) and incorporated herein by reference)

4.3
Second Supplemental Indenture, dated as of November 26, 2001, among the Company, the Additional Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 26, 2001) and incorporated herein by reference)

4.4
Third Supplemental Indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: April 1, 2002) and incorporated herein by reference)

4.5
Fourth Supplemental Indenture, dated as of March 19, 2003, among Unilab Corporation (f/k/a Quest Diagnostics Newco Incorporated), the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by reference)

4.6
Fifth Supplemental Indenture, dated as of April 16, 2004, among Unilab Acquisition Corporation (d/b/a FNA Clinics of America), the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

4.7
Sixth Supplemental Indenture, dated as of October 31, 2005, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: October 31, 2005) and incorporated herein by reference)

4.8
Seventh Supplemental Indenture, dated as of November 21, 2005, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 21, 2005) and incorporated herein by reference)

4.9
Eighth Supplemental Indenture, dated as of July 31, 2006, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: July 31, 2006) and incorporated herein by reference)

4.10
Ninth Supplemental Indenture, dated as of September 30, 2006, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: September 30, 2006) and incorporated herein by reference)

4.11
Tenth Supplemental Indenture, dated as of June 22, 2007, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.12
Eleventh Supplemental Indenture, dated as of June 22, 2007, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.13
Twelfth Supplemental Indenture, dated as of June 25, 2007, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: June 19, 2007) and incorporated herein by reference)

4.14
Thirteenth Supplemental Indenture, dated as of November 17, 2009, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: November 17, 2009) and incorporated herein by reference)

4.15
Fourteenth Supplemental Indenture, dated as of March 24, 2011, among the Company, the Trustee and the Subsidiary Guarantors (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 21, 2011) and incorporated herein by reference)

4.16
Fifteenth Supplemental Indenture, dated as of November 30, 2011, among the Company, the Trustee and the Additional Subsidiary Guarantors (filed as an Exhibit to the Company’s 2011 annual report on Form 10-K and incorporated herein by reference)

4.17
Sixteenth Supplemental Indenture, dated as of March 17, 2014, between the Company and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 12, 2014) and incorporated herein by reference)

4.18
Seventeenth Supplemental Indenture, dated as of March 10, 2015, between the Company and the Trustee (filed as an Exhibit to the Company’s current report on Form 8-K (Date of Report: March 5, 2015) and incorporated herein by reference)

4.19	Eighteenth Supplemental Indenture, dated as of May 26, 2016, between the Company and the Trustee
4.20	Form of the Company’s 3.450% Senior Note due 2026 (incorporated by reference from Exhibit A to Exhibit 4.19 hereof)
5.1	Opinion of Shearman & Sterling LLP, counsel to the Company
12.1	Computation of Ratio of Earnings to Fixed Charges (filed as an Exhibit to the Company’s registration statement on Form S-3 filed on May 13, 2016 and incorporated herein by reference)
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)
99.1	Press Release Announcing the Offering, dated May 23, 2016